Listing Report:Supplement No. 12 dated Jul 23, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 240802
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 12.12%	Starting monthly payment:	$263.50

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1988	Debt/Income ratio:	33%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$120,304	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	thebear	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pays Back on Time
Purpose of loan:
(explain what you will be using this loan for)
Two to three thousand will be injected into the monthly bill flow. The rest will be used to knock down my HFC and Sears balances. I want to take my family to a Sox game.
My financial situation:
(explain why you are a good candidate for paying back this loan)
I have a good income with an excellent company-Northern Trust. Car payments and a couple installment doctor bills will be over with by the end of 2009. I have a lot of debt from a job loss earlier this decade, but I am in a repayment program. I have paid every bill on time my whole life.
Monthly net income: $
4950.00
Monthly expenses: $
  Housing: $ 1600
  Insurance: $ 175
  Car expenses: $ 338
  Utilities: $ 200
  Phone, cable, internet: $150
  Food, entertainment: $ 600
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 1900
  Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416882
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,800.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$191.04

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2000	Debt/Income ratio:	33%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$28,428	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	HockeyFanInKC	Borrower's state:	Missouri	Borrower's group:	Computer Professionals, Engineers & Technicians
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Car so that I can sell it
Purpose of loan:
This loan will be used to pay off my car loan so I can sell it. I have a 2008 Honda that has been modified with a wheelchair ramp. I want to sell the vehicle because I no longer need it. Unfortunately the best offer I have for it is several thousand below the the payoff for the auto loan I have.

My financial situation:
I am a good candidate for this loan because I am highly educated, have steady employment, I work hard, and I pay my bills on time. I have not missed or been late on any bill payments in close to a decade now. I have been employed steadily since my freshman year of college over 9 years ago.

This loan will enable me to decrease my overall debt load and improve my financial picture. Selling this vehicle will eliminate approximately $32,000 of my outstanding debt and the costs of insuring and maintaining the vehicle.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417066
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$274.92

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1999	Debt/Income ratio:	76%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$13,288	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kind-openness-trader	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidating credit cards
Purpose of loan:
This loan will be used to consolidate high interest rate credit cards and loans.  My wife and I are really trying to get out of debt, but with some of the high interest rates it is very hard.  We have excellent payment history, but we have made some mistakes by getting in to much debt and now are really wanting to get out and can't think of another way.

My financial situation:
I am a good candidate for this loan because, again we have excellent payment history to prove that we will make payments on time every month. No delinquency, collections, or charge offs.  We would like to avoid that and realize that we got in to much debt.  We are now at a stage in our life where we are older and more responsible and know we made mistakes and would like to start over.

Monthly net income: $3,500-4,000

Monthly expenses: $ 2,918.50
  Housing: $ 685
  Insurance: $ 109
  Car expenses: $539
  Utilities: $ 135
  Phone, cable, internet: $ 200
  Food, entertainment: $ 50
  Clothing, household expenses $ 250 (groceries)
  Credit cards and other loans: $ 950.59
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417436
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$333.43

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-2001	Debt/Income ratio:	18%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$9,580	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	nadiajanina	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a car for new family
Purpose of loan:
This loan will be used for buying a used mini van to accommodate for our growing family (we are preparing for twins). I am hoping for a loan with an interest rate below 7%.

My financial situation:
I am a good candidate for this loan because of the excellent credit history and a good steady income. I also currently have $8000 in loans funded with Prosper and own a personal saving account of over $22000.

My financial situation:

Monthly net income: $8000 (including spouse)

Monthly expenses TOTAL: $4000
  Housing: $ 600
  Insurance: $ 60
  Car expenses: $50
  Utilities: $ 90
  Credit cards: $1200
  Retirement: $2000

TOTAL REMAINING AFTER EXPENSES: $4000

Thank you for looking.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417756
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	14.27% - 19.00%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2003	Debt/Income ratio:	27%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,000	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cash-master3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Move in costs, renovate building
Purpose of loan:
This loan will be used to?
purchase signage, remodel the interior of the building, open initial utility accounts.
My financial situation:
I am a good candidate for this loan because my history proves that I have always repaid any loans, credit cards, or any other debt on time and without ever having a late payment, including monthly bills. I am currently employed as an engineer for NASA's biggest contractor United Space Alliance and gross approximately 60,000 dollars per year.

Monthly net income: $ 5,200

Monthly expenses: $
  Housing: $ 1200
  Insurance: $ 200
  Car expenses: $ 350
  Utilities: $ 200
  Phone, cable, internet: $ 50
  Food, entertainment: $ 200
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 150
  Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417758
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	2 / 1	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	25	Length of status:	0y 2m
Amount delinquent:	$2,586	Revolving credit balance:	$0	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	revolutionary171	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
opening a new business
Purpose of loan:
This loan will be used to? buy more advertising and needed equiptment for our resturant and bakery. We have a strong reputation and we are in operation since 5/09 and have been increasing volume ever since. my Mother in Law that has been in the resturant business for 35 years is well know for her food. We are increasing business each month. we want to build on that reputation.

My financial situation:
I am a good candidate for this loan because We own all the equiptment are ready to take it to the next level of business are willing to do what it takes to make this work. we also have strong reputation with our comunity.

Monthly net income: $ 12,500.00 a month

Monthly expenses: $10,500.00 in monthly sales
  Housing: $ 800.00
  Insurance: $200.00
  Car expenses: $ 355.00
  Utilities: $ 850.00
  Phone, cable, internet: $ 250.00
  Food,33%..............$3960.00
 salarys                   $2600.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417760
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1999	Debt/Income ratio:	27%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,060	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	wampum-paloverde	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? Pay off credit card debt.

My financial situation:
I am a good candidate for this loan because? I am a wife and mother of two beautiful kids. I am a very hard worker and believe in paying my bills on time. I have always strived to give my kids the best education. I need the loan so that I can pay off credit card debt. The money that I will be saving by doing this will be used to go towards my four year old daughters tuition.

Monthly net income: $ 4225.00

Monthly expenses: $ 3424.00
  Housing: $ 1184.00
  Insurance: $ 350.00
  Car expenses: $ 0.00
  Utilities: $ 300.00
  Phone, cable, internet: $ 257.00
  Food, entertainment: $ 250.00
  Clothing, household expenses $
  Credit cards and other loans: $ 557.00
  Other expenses: $ 526.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417766
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,850.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	22.77%	Starting borrower rate/APR:	23.77% / 26.06%	Starting monthly payment:	$150.58

Auction yield range:	8.27% - 22.77%	Estimated loss impact:	7.04%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1985	Debt/Income ratio:	38%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$96,764	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	glowing-principal	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing My Kitchen Remodel
Purpose of loan:
I will be using this loan to finish a kitchen remodel that I started a while ago. I did underestimate the total job and the amount

My financial situation:
I am a good risk because I do make an excellent living. I just do not have the cash readily available now. I am "bullish" about making my payments on time.

Monthly net income: $20,833 (after tax)

Monthly expenses: $ 16,300
  Housing: $6,500
  Insurance: $650
  Car expenses: $1,275
  Utilities: $400
  Phone, cable, internet: $ 275
  Food, entertainment: $1,000
  Clothing, household expenses $1,200
  Credit cards and other loans: $4,000
  Other expenses: $ 1,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417770
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$309.61

Auction yield range:	17.27% - 30.00%	Estimated loss impact:	26.76%
Lender servicing fee:	1.00%	Estimated return:	3.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1992	Debt/Income ratio:	30%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	12y 3m
Amount delinquent:	$0	Revolving credit balance:	$24,828	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	26	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	lendho	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	600-620 (May-2009) 580-600 (Oct-2007)
Principal balance:	$1,310.24	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Cancer Survivor 2nd Loan No Delnq
Why Am I a Good Risk?  I am an established Prosper borrower.  I have paid every payment on time to Prosper, and all of my other financial obligations too.  I believe in paying my debt, and paying on time.  I will not let you down.  I have a permanent, full-time career with a Government Agency. I am a solid person who has been fighting financial woes due to my cancer battle, which I have won!

Purpose of loan:
This loan will be used to pay off my first existing Prosper loan of $1283.00 at 27% and then combine one other high interest loan used to buy a car when mine broke down.  The new combined loan will cut my payments between the two in half.

My financial situation:
I am a good candidate for this loan because have a secure job that I have been at for over 12 years. I am a stable person.  I had some tough financial times throughout my treatments and time off work for recovery.  That is the reason you see bad marks on my credit history.  That was 3 years ago, and since then my credit has slowly been recovering.  I am raising my credit score little by little.  It has been continuing on an upward trend.  Please lenders, you took a chance on me before, please do so again.  I will not let you down!

Monthly net income: $5250

Monthly expenses: $
  Housing: $1358
  Insurance: $425
  Car expenses: $399 (high interest, to pay off with this loan)
  Utilities: $185
  Phone, cable, internet: $140
  Food, entertainment: $425
  Clothing, household expenses $229
  Credit cards and other loans: $856

Thank you for taking the time to read through my loan request.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417772
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,085.66

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1993	Debt/Income ratio:	35%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$22,675	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	receptive-deal2	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A New Respect For Money-Fixing Past
Purpose of loan:
This loan will be used to consolidate my credit card related debt into a single monthly payment that is associated to an interest rate that I can afford. I understand that this is money I alone owe and will be accountable to payback.

My financial situation:I've had the same job for 9.5 years and always advanced with each year. I became a creature of habit related to my annual bonuses and raises, unfortunately, this year my bonus was cut drastically and we gave no raises due to the economic recession. This has left me trapped with large amounts of cash going out each month to pay down high interest credit cards. I have to do something to get my finances in order.
I am a good candidate for this loan because I refuse to be just a victim of my own choices. I accept that I lived above my means and counted on things like my bonus which were not 'givens'. Now I need to correct this and enact on a plan to build my savings and secure my credit worthiness. My credit score is 730 which shows I have been mostly an excellent and responsible individual in handling my bills and I only intend on it improving with your assistance. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417774
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	11 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	21y 0m
Amount delinquent:	$0	Revolving credit balance:	$15,925	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	chux58	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	720-740 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	720-740 (Feb-2008)
Principal balance:	$4,623.81	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
consolidate bills
 would like to payoff and consolidate misc. bills.purchase more shop equipment..

My financial situation:
I am a good candidate for this loan because? I own a collision repair facility in mn.I pay all my bills as they come in.that way i can keep up and keep the shop almost debt free.If this works out i would like to expand my shop and get into the collector car resoration buisiness,while the baby boomers are still buying muscle cars.thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417776
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1976	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$341	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	34%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	1
Screen name:	hopeful-coin	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Mobile phone software development
Purpose of loan:
I've been working on an application for Google's Android mobile phone operating system.  I'd like to just focus on development for the next two months with out having to worry about day-to-day business operations.  Once done, I expect the software to generate about $10,000 / month in income.

My financial situation:
I am a good candidate for this loan because I have 30+ years software engineering experience.  I've had financial problems in the past, that appears to be over. I had a great year last year.  This year hasn't been as great and I've been spending my time developing this product out of savings.  I'd like to finish.

I really like the p2p ideas and wouldn't want to be responsible for it's failing, so I'll make sure all of you get paid back.

Monthly net income: $ 5000.00

Monthly expenses: $ 3333.00
  Housing: $ 1450.00
  Insurance: $ 250.00
  Car expenses: $397 .00
  Utilities: $ 0.00
  Phone, cable, internet: $ 106.00
  Food, entertainment: $800 .00
  Clothing, household expenses $  200.00
  Credit cards and other loans: $ 30.00
  Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417780
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	32.00%	Starting borrower rate/APR:	33.00% / 35.42%	Starting monthly payment:	$264.67

Auction yield range:	11.27% - 32.00%	Estimated loss impact:	10.81%
Lender servicing fee:	1.00%	Estimated return:	21.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$52	Occupation:	Student - College J...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	grffn_the_great	Borrower's state:	Ohio	Borrower's group:	Global Group - Fast Same Day Approval -
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	700-720 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	600-620 (Oct-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Foreclosure Property
Purpose of loan: A close friend of mine bought a local foreclosure property and will finish selling it this week. He got it for $18,700 from the bank, listed it for $90,000 and was able to sell it for $92,000. Aftter seeing this business potential first hand me and a few others want to do the same. So each of us plan on contributing $6,000 to buy a good foreclosure property and then split the profits between the 4 of us.

My financial situation:
I'm in college junior majoring in finance and parents are taking care of most of my expenses. At the most this type of loan would cost under $500/month and I can definitely afford that for 3 years. I am a GREAT person to lend to because I always pay my bills on time. All my credit lines have direct withdrawal so they can get paid on time.

I am currently trading FOREX (Foreign Exchange), this means that I buy and sell different currencies against each other, like the USD/EUR, USD/GBP, USD/CAD. I have been making $400-$500/month doing this. I already paid back my 1st Prosper loan early and I think this shows I'm a reliable person to lend to.

Monthly net income: $ 1750

Monthly expenses: $ 50-200
  Housing: $0
  Insurance: $ 0
  Car expenses: $ 0
  Utilities: $ 0
  Phone, cable, internet: $ 0
  Food, entertainment: $ 0
  Clothing, household expenses $ 0
  Credit cards and other loans: $ 50-200
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417784
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.67%	Starting borrower rate/APR:	22.67% / 24.94%	Starting monthly payment:	$231.23

Auction yield range:	8.27% - 21.67%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1992	Debt/Income ratio:	43%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$36,770	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	strive2	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	720-740 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	720-740 (May-2009) 740-760 (May-2008)
Principal balance:	$10,779.34	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off more debt.
Purpose of loan:
This loan will be used to?
Pay off a few more high interest accounts...I.e. Ge Money bank loan, Capital one, and a few more...I feel that I'm making a good advancement on all of our family debt payoff. I just need a little more help. Thank You
My financial situation:
I am a good candidate for this loan because?  I always pay my debts...I've never filed for bankruptcy and both Me and my beautiful wife have great jobs. I'm also dependable, I'm current with all of my loans including one other with Prosper....I can't tell you how much all the help I got for this site, it's a blessing. Thank you again for my consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417786
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,700.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$319.50

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1978	Debt/Income ratio:	38%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$47,843	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	healthy-balance	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Kitchen Remodel
Purpose of loan:
This loan will be used to remodel the kitchen in my home. I have already started the project on a pay-as-you-go basis, but would like to complete the job so that I can enjoy it now.
My financial situation:
I am a good candidate for this loan because I have always paid my bills on time with no late payments ever. I have been with my current employer for more than 9 years, so have job security. My living expenses are low, so there is plenty of money left over after necessities to make the payments on this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417790
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1992	Debt/Income ratio:	48%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	16y 8m
Amount delinquent:	$0	Revolving credit balance:	$11,514	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	skiing	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to? have more positive cash flow

My financial situation:
I am a good candidate for this loan because? i pay my bills

Monthly net income: $ 2200

Monthly expenses: $
  Housing: $ 1200
  Insurance: $ 75
  Car expenses: $ 200
  Utilities: $ 100
  Phone, cable, internet: $ 100
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $ 200
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417798
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$315.89

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1985	Debt/Income ratio:	29%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	22y 0m
Amount delinquent:	$0	Revolving credit balance:	$30	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	Spitfire2	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	740-760 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	700-720 (Apr-2008)
Principal balance:	$3,428.70	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Why Not Universal Dental Coverage?
Purpose of loan:
I'm not sure why Pres. Obama and company don't include dental coverage in their talks! A whopping $1000/yr maximum dental insurance coverage is not covering all of the dental work I needed this year! This loan will be used to pay off my current high-rate Prosper loan which was taken to settle medical debt from LAST year ($3K + remaining) and new dental work this year. It seemed that this year my dentist dedicated one of his dental chairs specifically to me!

My Prosper loan has been paid ahead and I've never missed a payment.

My financial situation:

I am a good candidate for this loan because I have had impeccable credit for the past four and a half years and my wife and I have worked hard to maintain this. Due to her losing her job in 2001 (post 9/11) and having emergency medical issues, we filed bankruptcy in 2005. Prior to that date - and since the date we filed - we have been totally current on ALL bills, and have rebuilt our credit (credit score is in mid-to-high 700's) My wife and I are government employees - she with the state, me with the federal government, and have stable, secure jobs. I've been with the Dept of Defense for 23 years, she with the state for 5 years. We've worked extraordinarily hard to pay off nearly all our debt, and would like to pay this off and cut our interest. With your help, I will be able to accomplish that goal!

I truly don't understand the Prosper scoring - my credit score is good, we have no credit card debt, and yet we're an HR. Go figure. My # of Inquiries is high because my "former" bank, Washington Mutual, was bought out by Chase, and they've done everything they could to destroy even the IDEA of customer service. We've left those bums and opened new credit union accounts, and closed our Chase accounts. Please give my request consideration any way! Even a payment at an HR score is considerably less than the current bill we have now.

Monthly net income: $ 4800
Monthly expenses: $
Housing: $ 1700
Insurance: $ 100
Car expenses: $700
Utilities: $100
Phone, cable, internet: $200
Food, entertainment: $ 300
Clothing, household expenses $300
Credit cards and other loans: $800 (Prosper loan and dental bill, credit cards paid off)
Daycare $400/month

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417800
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-2004	Debt/Income ratio:	34%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$10,120	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	logical-asset	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Renovating my first place
Purpose of loan:
This loan will be used to? completely renovate our new place, it was a bank owned place and we just got the title! But now we need to make it liveable.

My financial situation:
I am a good candidate for this loan because? I have 2 jobs, I have no bills other than credit cards, I have good credit,

Monthly net income: $ $1600 from one job, I just started another job so I get my check 1st check soon

Monthly expenses: $
  Housing: $ 0
  Insurance: $ 0
  Car expenses: $ 0
  Utilities: $ 0
  Phone, cable, internet: $ 0
  Food, entertainment: $ 150
  Clothing, household expenses $ 20
  Credit cards and other loans: $ 170
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417804
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$188.38

Auction yield range:	8.27% - 20.00%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-2003	Debt/Income ratio:	38%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	14 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,278	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	evian415	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-660 (Feb-2008)
Principal balance:	$4,715.17	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Lower Existing Rate
Purpose of loan:
This loan will be used to pay off an existing Prosper loan in order to lower my interest rate and monthly payments. It would be great if I could cut my current montly payments in half especially in todays tough economic times.

My financial situation:
I am a good candidate for this loan because I have been a member of Prosper for a little over a year now and I have made payments on-time as agreed. I have a stable job which I am thankful for every day which will allow me to continue making timely payments.

Monthly net income: $ 2300

Monthly expenses: $
  Housing: $ 500
  Insurance: $ 75
  Car expenses: $ 0
  Utilities: $ 0
  Phone, cable, internet: $ 150
  Food, entertainment: $ 200
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 600
  Other expenses: $ 0

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417806
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$633.30

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1994	Debt/Income ratio:	16%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,576	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	54%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bgw700	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business loan
Purpose of loan:
The purpose of this loan is to provide working capital to start but more importantly to run a business. I would be a dealer/distibutor and represent various manufacturers from around the country selling trade show exhibits, graphics and promotional products to businesses and organizations that go to trade shows. This is a busines to business selling environment. I act as a consultant to businesses, advising them on how to exhibit at trade shows. make recommendations on exhibits to consider for purchase or rental and facilitate the sale of these exhibits and graphics to the businesses I am working with. I make my money by acting as a middle man where I purchase the exhibits and graphics from manufacturers and in turn resell these products to the businesses I am consulting for. Profit margins are very good. I have been doing this type of work for over 13 years working for two companies in that time frame. It is now time for me to branch out on my own and start my own business using the above business model. I have a good client list that will immediately generate revenue and income. So the loan goes for start up costs(very low) and for making purchases from manufacturers of exhibits and graphics(primarily) that I will resell. I have very good, well established relationships with these manufacturers already. So I am not starting from scratch but rather continuing on but now I will be working entirely for myself and not anybody else. With this loan I will establish my own company and be able to get things rolling which will take four months or less to get cash flowing and realize operating income.
My financial situation:
My ability to repay the loan on a monthly basis is very good. I have the usual expenses, house, car payment, etc. but I only have one credit card with about $2500.00 on it. After the first month or two, I would pay for the loan out of revenue generated by the business and continue so until repaid. I do have a blemish(not recent) on my public record where I filed for bankrutpcy back in 2002. It was discharged. I have been able to rebuild my credit standing since then and have learned from my mistakes. I believe I am an excellent credit risk as the revenue I generate from the business will easily cover my expenses, this loan included and my revenue and expense projections indicate I will be in the black after just a couple of months and from there on out.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417810
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.55%	Starting borrower rate/APR:	24.55% / 26.85%	Starting monthly payment:	$988.06

Auction yield range:	8.27% - 23.55%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1987	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$10,804	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ingenious-gain	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Executive with Strong Credit
Purpose of loan:
This loan will be used primarily to invest in the company where I am currently an officer, director and a shareholder.   As an officer and director, I know that the company has excellent opportunities to expand due to current market conditions.

My financial situation:
I am a good candidate for this loan because I am generally very conservative with my financial affairs (which I believe is reflected in my credit report), I have a graduate degree in business and take pride in maintaining an excellent credit profile.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417812
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.42%	Starting borrower rate/APR:	10.42% / 12.53%	Starting monthly payment:	$81.16

Auction yield range:	4.27% - 9.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	15 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	16y 6m
Amount delinquent:	$0	Revolving credit balance:	$9,916	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	40%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Themomeee	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Exterior painting, interior carpet
Purpose of loan:
This loan will be used to?
improve the value of my home as well as the quality of my family's living.  I recently received excellent price quotes on both painting and carpeting, and I wish to take advantage of these rates while they remain low.
My financial situation:
I am a good candidate for this loan because? I have never been even one day late on any loan, credit card, or mortgage payments.  My business remains steady, I am responsible, professional and serious.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417814
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.80%	Starting borrower rate/APR:	19.80% / 22.03%	Starting monthly payment:	$444.74

Auction yield range:	17.27% - 18.80%	Estimated loss impact:	26.05%
Lender servicing fee:	1.00%	Estimated return:	-7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1992	Debt/Income ratio:	54%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	11 / 5	Employment status:	Retired
Now delinquent:	0	Total credit lines:	33	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,394	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Retiredsailor62	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	600-620 (Jan-2008)
Principal balance:	$3,612.19	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Pay #1 Prosper Loan and by Home
Purpose of loan:Pay off first prosper loan and buy home at the lake.
.My financial situation:
I am a good candidate for this loan because?Drawing military retirement and drawing social security I have position my self to  cover all my expences with my residual income. and create some investment This  loan will lower my housing expense and give me extra investment income  Military $1348   mo and Social Security is $1079 mo Plus have flea market booth that generates over $300 a month
Monthly net income: $ 2717
Monthly expenses: $ 2500
  Housing: $ 400
  Insurance: $200
  Car expenses: $ 300
  Utilities: $ 100
  Phone, cable, internet: $ 150
  Food, entertainment: $ 400 Clothing, household expenses $ 100
  Credit cards and other loans: $ 650
  Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417820
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	5 / 3	Employment status:	Self-employed
Now delinquent:	3	Total credit lines:	17	Length of status:	5y 9m
Amount delinquent:	$1,112	Revolving credit balance:	$600	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	3
Screen name:	entrepre7	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff inventory vendor
Purpose of loan:
To pay off the only vendor I owe money to.

My financial situation:
I am a good candidate for this loan because even though I have made some credit mistakes in the past. I have learned to manage my finances. I have no other business debt and enough income to easily make the payment. Business has grossed 98,000 a year last couple years and have reinvested on average 40,000 a year on inventory. We are reinvesting most of the income back into the business until my husband retires. My husband is in the military which is more than enough income for our monthly bills.

Business income:
Income after expenses and inventory : 15000 a year
Gross 98,000 a year

Monthly expenses:
Rent 600
Water 20
Elec 60
Fees misc 150 (website, postage programs......)

Other things I pay are postage to mail items and if I use auction website there are some fees involved there.

There are 3 things on my credit that I found out about when we went to get a home loan. I was advised to wait until after closing to take care of them. We just closed on the home and I am going to be paying them off.

Why do I need the loan?
I purchased a large lot of merchandise offered to me at 90% off retail. Total purchase was 11,700.00. It is in my warehouse already. I agreed to two payments one in July and one in August. I have paid the July payment but the August payment will be due in a few weeks and I am short. This is for the difference I need. The timing was of the offer was bad as I was due to have a baby and we were purchasing a home. In looking back I should have passed. Too late now. I had the baby weeks ago and we just moved purchased our first home. Alot of our reserves went to buying the home. I am making money still but I was not able to spend as much time working. Did not get the bump in income I needed to pay this off easily. I wanted to get this loan to pay it off so I can keep working at a reasonable pace to enjoy my new baby.

I will answer any questions quickly. This loan would be a great help and save me money hopefully on interest rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417826
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$453.60

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1982	Debt/Income ratio:	29%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,180	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	101%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	foldgerscoffee	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 82% )	640-660 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	6 ( 18% )	640-660 (Oct-2006)
Principal balance:	$743.12	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Paying off credit and medical bills
Purpose of loan:
This loan will be used to?
Pay off a couple high interest credit cards and over $5000 in medical bills
My financial situation:
I am a good candidate for this loan because? I have a current Prosper loan with only 3 months left out of 36.  It says we were late one time but that was my banks fault at the time (Good Standing). We also have vehicle loans that are also in good standing and current. We never have a problem making payments on time to everyone each month.  We did have past problems with credit over 10 years ago.  Thank you!
Monthly net income: $ 5,300

Monthly expenses: $
  Housing: $ 850
  Insurance: $ 140
  Car expenses: $ 405
  Utilities: $ 40
  Phone, cable, internet: $ 60
  Food, entertainment: $ 300
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 100
  Other expenses: $ 275
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417828
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$392.33

Auction yield range:	17.27% - 23.00%	Estimated loss impact:	19.32%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1991	Debt/Income ratio:	40%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,515	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	scholarly-affluence	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Me Follow My Passion
Purpose of loan:
This loan will be used to expand my current eBay vintage watch business.  I would like to create a professional easy to navigate web site and stock it with affordable vintage Swiss timepieces.  A proven business model has emerged using my smart buying habits and utilization of a master watchmaker.   I have been collecting for many years and have been selling successfully on eBay for ten.  Breaking away from eBay will save me thousands of dollars a year in fees and enable me to ask more for my product.  I have been working on a blog to promote and share this passion and have thousands of satisfied customers Worldwide!

My financial situation:
I am a good candidate for this loan because I am highly motivated and experienced in this field and have a great credit score.

Thanks very much for your time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417834
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 29.08%	Starting monthly payment:	$39.85

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1991	Debt/Income ratio:	23%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	23	Length of status:	0y 10m
Amount delinquent:	$374	Revolving credit balance:	$8,366	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	3
Screen name:	heartpounding-camaraderi	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills
Purpose of loan:
This loan will be used to get bills paid off.

My financial situation:
I am a good candidate for this loan because?I have a steady job. My prior employer made a management change that resulted in me leaving my Property Manager's position after 9 years. I secured another job after just 30 days, but at a much lower rate of pay. I am trying to pay off some earlier bills, so that I can live within my new means.

Monthly net income: $ 2,000

Monthly expenses: $
  Housing: $ 625
  Insurance: $ 225
  Car expenses: $ 250
  Utilities: $ 90
  Phone, cable, internet: $ 135
  Food, entertainment: $ 200
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 150
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417836
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	25.17%	Starting borrower rate/APR:	26.17% / 28.49%	Starting monthly payment:	$262.48

Auction yield range:	14.27% - 25.17%	Estimated loss impact:	15.14%
Lender servicing fee:	1.00%	Estimated return:	10.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2004	Debt/Income ratio:	19%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,061	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	laftmom	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards for good!
Purpose of loan:
This loan will be used to? pay off my credit cards with horrible interst rate and get myself into a better situation financially.

My financial situation:
I am a mom of four, my oldest son was diagnosed with both autism and type 1 diabetes.  My insurance didn't pay for many of his medical bills so I used credit cards to help along the way.  I have been working two jobs for a few years now and I pay all my bills on time but just can't get past these horrible credit cards with astronomical interest rates!

Monthly net income: $ 3000

Monthly expenses: $ 2000
  Housing: $ 500
  Insurance: $ 100
  Car expenses: $ 100
  Utilities: $ 200
  Phone, cable, internet: $ 100
  Food, entertainment: $ 300
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 500
  Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417842
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	8.27% - 14.00%	Estimated loss impact:	8.31%
Lender servicing fee:	1.00%	Estimated return:	5.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1992	Debt/Income ratio:	19%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$239,214	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ladybanker	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Therapeutic Massage Franchise
Purpose of loan:

Pay off credit cards that were use to fund start up cost of business.   In the next month or two the interest rate on the cards will be increasing.

We needed to use credit cards because our home equity line was reduced just prior to starting the construction on our clinic. We shopped and found  the best credit cards possible but now we have received notices that the terms are changing.    We contributed over $200,000 of our money, that primarily covered buildout expenses.   The franchise opened December, 2008.

To learn more go to massageenvy.com

Snapshot

6 mo revenues                                  $185,000
Projected July monthly revenues     $40,000
Monthly expenses                            $38,000

Current memberships                        350

We are doing well in a tough economy.  Massage is very beneficial and not considered a luxury item by the majority of our members and clients.
Massage Envy is one of the fastest growing franchise providing therapeutic massage, conveniently and cost effectively.   Massage Envy has won many awards over the last five years.

This loan will help us keep cost in line.

My financial situation:
We are a good candidate for this loan because?

My husband and I have long term employment and own our home.    We are both are educated in the finance/accounting fields.  My husband has been at his current job for 15 years and I have been at my present employer for 7 years.

We will pay this loan back as soon as possible.

I love this site it is a great use of technology!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417846
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$546.06

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-2001	Debt/Income ratio:	12%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,747	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	top-fund-contributor	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for a teacher's future
Purpose of loan:
This loan will be used to invest in a national franchise that my close friend is starting.  She has started a thriving business from the ground up before, and is interested in beginning another business.  She is a writer for a national business magazine and has proven herself as a savvy business woman.  She has offered me the opportunity to invest in her business so that I may continue my work in the education field, while making myself more financially secure.  As a special education teacher, my job is very emotionally rewarding, but is not as financially rewarding as I would like.  In order to stay in the field, I need to find a way to make it a financially sustainable career for me and I have been offered this incredible investment opportunity.  There are no guarantees, but I believe that this investment will allow me to secure myself financially for the future while serving my students in the classroom.

My financial situation:
I am a good candidate for this loan because I have very low monthly expenses and my earnings this year will be much more than last with, in fact, fewer expenses.  My rent was lowered this year and, because I have earned my Master's Degree and 30 credits beyond that, I stand to make approximately $12,000 more income this year according to my contract pay scale.  In addition, I will be an adjunct professor at a city university this fall and earning additional income of approximately $2500 after taxes per semester of teaching.  In September, I will also be receiving an AmeriCorps grant of $4,750.  While I anticipate returns on this investment, in the unlikely event that the venture is unsuccessful I will still be able to make my payments on time with financial "room" to spare.  While my "Prosper Score" is low and I am considered a "high risk," it is only because I have very little experience.  I have never been delinquent and I have an excellent credit score, I just don't have a long credit history with large amounts of money.  I am a simple woman and I make more than enough to make every single payment.  But, I need a chance.  Please consider giving me that chance!

Monthly net income: $ 3200

Monthly expenses: $ 1875
  Housing: $ 1100
  Insurance: $ 0
  Car expenses: $ 0
  Utilities: $ 75
  Phone, cable, internet: $ 50
  Food, entertainment: $ 300
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 200
  Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417854
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.55%	Starting borrower rate/APR:	24.55% / 26.85%	Starting monthly payment:	$790.44

Auction yield range:	8.27% - 23.55%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$21,655	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	undaunted-order	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit card debt, which was primarily accrued through a period of significant under-employment last year and a divorce where I had to establish a household on my own.

My financial situation:
I am a good candidate for this loan because, even in this economy, I have a significant professional network and increased earning potential as a non-profit consultant (grantwriting, program design and evaluation, curriculum consultation).  I have also been very responsible about paying off debt (student loans, car loan, etc).  I have been paying almost $1000 a month to my credit cards and therefore have that income available to pay off a personal loan.  I appreciate your consideration of my request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417878
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.05%	Starting borrower rate/APR:	19.05% / 22.81%	Starting monthly payment:	$36.68

Auction yield range:	8.27% - 18.05%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2004	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$435	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Rashanir	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
Pay off my credit card and help me take a first step to improving my credit score.

My financial situation:
I am a good candidate for this loan because?

I am also a prosper lender.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 359801
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.42%	Starting borrower rate/APR:	10.42% / 12.17%	Starting monthly payment:	$64.93

Auction yield range:	4.27% - 9.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1989	Debt/Income ratio:	20%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	15y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,556	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	duckhead01	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	27 ( 96% )	700-720 (Latest)
Principal borrowed:	$22,000.00	< mo. late:	1 ( 4% )	720-740 (Apr-2007) 740-760 (Mar-2007) 700-720 (Jan-2007)
Principal balance:	$5,827.95	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
NO Risk High Return- 3rd Loan

I am opening up to prosper once again, this is my 3rd loan and I am wanting to pay off one of my insane credit cards.  Since I have never been late or over the limit, they raised my interest rate to 30%.  It must be logical to them.  I do own a house but it doesn't show up any more because it was mostly destroyed in a flood and because I had insurance, it cost me over $8000.00 to finish paying it off.  We moved into our new house in June.  We were fortunate enough to recieve a loan at a very low interest rate.  I very much want to dump the credit  card with 30% interest.  Better you make the money than the big companies.

About Me: I am a firefighter paramedic and have been with my current job for 15 years. Before that I worked for an ambulance district as an EMTP for 4 years. I was in the Air Force after high school as a firefighter. I have been a firefighter since the age of 16 when I was allowed to become a volunteer.

My Income: I bring home around 4100.00 per month after all the extras are removed (insurance, union dues ect.) My wife works at the full time and brings home about 22,000.00 per year which cannot be counted. Debt: House, Household: (water, electric, cable, phone, food, gas,ect.) car payment, Credit cards, Signature loan Misc (clothing, braces, lessons for kids, ect.)   Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417633
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.01%	Starting borrower rate/APR:	26.01% / 28.33%	Starting monthly payment:	$483.55

Auction yield range:	11.27% - 25.01%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1991	Debt/Income ratio:	40%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$12,662	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	55%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	exact-revenue	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to?Pay off existing credit card and medical debt with a lower interest rate. I am hoping to cut my monthly payment budget, and pay off this loan much sooner.

My financial situation:
I am a good candidate for this loan because? I pay my bills on time, I have had near perfect credit for 25 years with the exeption of a bancrupcy 6 years ago due to an unexpected medical situation.

Monthly net income: $ 3500

Monthly expenses: $
  Housing: $ 1000
  Insurance: $ 250
  Car expenses: $ 485
  Utilities: $ 350
  Phone, cable, internet: $ 100
  Food, entertainment: $ 200
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417721
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1990	Debt/Income ratio:	41%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	11 / 12	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	43	Length of status:	9y 0m
Amount delinquent:	$690	Revolving credit balance:	$12,555	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	intelligent-listing	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
medical and burial expenses
Purpose of loan:
The purpose of the loan is to assist in coverage of the costs of three unexpected events.  We had medical expenses and two deaths in the family.  My wife fell and broke her ankle, which resulted in surgery to rebuild the ankle; she is still recovering and will need physical therapy.  My father-in-law passed away, as did my mother.  Both deaths resulted in unexpected travel and burial expenses.

My financial situation:
I am a good candidate for this loan, because I have a stable job and have lived in my home for 16 years.

Monthly net income: $ 5403.63

Monthly expenses: $
  Housing: $ 1400
  Insurance: $ 200
  Car expenses: $ 517
  Utilities: $ 100
Phone, cable, internet: $ 200
Food, entertainment: $ 300
  Clothing, household expenses $ 300
  Credit cards and other loans: $ 400
  Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417747
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2000	Debt/Income ratio:	35%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,437	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	laz053	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	600-620 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-620 (Feb-2008) 600-620 (Jan-2008) 580-600 (Sep-2007)
Principal balance:	$3,084.34	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Pay off remaining credit cards

Purpose of loan:
 This loan will be used to?Pay off remaining credit card bills, and student loan.

My financial situation:
I am a good candidate for this loan because?  This is my second loan through Prosper.  I have been paying on my first loan since March 2008, never later or missed a payment.  I have paid down the majority of credit card bills with my first loan. Getting these  bills completley paid off will be the biggest relief.  I am trying so hard to increase my credit score to purchase my first home.  Please be confident my prosper loan will be paid every month.  Thank you for your consideration!

Monthly net income: $ 3200

Monthly expenses:
  Housing: $ 300  I live with my sister
 Insurance: $ 200
Car expenses: $ 420
 Utilities: $ 0
 Phone, cable, internet: $ 50
 Food, entertainment: $ 200
Clothing, household expenses $ 100
Credit cards and other loans: $ 550
Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417749
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 10.59%	Starting monthly payment:	$205.19

Auction yield range:	4.27% - 7.50%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1999	Debt/Income ratio:	10%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,370	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ptao	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	25 ( 100% )	740-760 (Latest)
Principal borrowed:	$8,200.00	< mo. late:	0 ( 0% )	660-680 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Debt Consolidation
Hi!

Here's the rundown:

The purpose of this loan is to consolidate my credit card debt at a lower rate.  I don't really need this loan to pay off my credit cards in reasonable time, but I'd like to put more into savings at this time to invest in other things.

My current gross monthly salary is about $5441.  I have very little other debt or expenses other than my student loan payments of $162/mo and my cell phone bill of about $80/mo.  As you can see, my debt to income ratio is extremely low.

Thanks for looking!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417751
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$501.23

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1998	Debt/Income ratio:	29%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$18,743	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	noble-camaraderi	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting a New Business
Purpose of loan:
This loan will be used to open a retail store.

My financial situation:
I am a good candidate for this loan because I have great credit, I'm very responsible paying my bills, and I have a secure full-time job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417755
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.17%	Starting borrower rate/APR:	26.17% / 28.49%	Starting monthly payment:	$242.29

Auction yield range:	11.27% - 25.17%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1998	Debt/Income ratio:	47%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$38,032	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	awesome-contract4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to pay off my high interest rate credit card.

My financial situation:
I am a good candidate for this loan because I'm currently working full time.  I?ve been with my employer for 7 years and my job is fairly stable. My credit score is good and I pay my bills on time every month. My goal is to pay off this credit card by obtaining a loan with a lower rate, so that it can be paid off within 3 years or sooner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417757
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.42%	Starting borrower rate/APR:	10.42% / 12.53%	Starting monthly payment:	$129.86

Auction yield range:	4.27% - 9.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1982	Debt/Income ratio:	25%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	23 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	73	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$17,142	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	gpdps59	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	30 ( 97% )	780-800 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 3% )	720-740 (Apr-2008) 800-820 (Apr-2007)
Principal balance:	$1,330.95	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
The Honeymoon is Over!

Purpose of loan
I am a former member of the ?Thinking Man? group ( group leader not active) and live in the Commonwealth of Pennsylvania. I hold a BA in business management and am a retired police sergeant. I have a current loan which originated a year ago for $3000. I have been making extra payments on the prinicpal and only owe about $1,300 on the original loan. I anticipate it will be paid off by the fall of next year. A year ago I became a probation officer.  My whole career has been in the Criminal Justice system and I enjoy the work.  I got the job to supplement my retirement (29K) and provide affordable health Insurance for my family. Recently I got married to the most incredible woman I have ever known.  I didn't anticipate how big the wedding would get so my budget was lacking and I had to put some of it on credit cards.

My Financial Situation

I am very frugal and don't live over my means.  I have a small mortgage (65k) and a second of $5,800 I used to pay for the remainder of the wedding.  .  I have well over 50k equity in the property.I have a long track record of good credit and always pay my bills on time. I am a thinking man and see Prosper as a way to beat the high cost of borrowing money from traditional sources, or using high rate credit cards. My financial situation: As a retired police officer and I receive a pension each month that is guaranteed for life. I have very little debt and presently own 4 cars ( I have kids in college), and a Harley Davidson. All are all free and clear of payments except the newest which has a balance of about 12,000.  I also have mutual funds, savings, and an emergency fund.  I have plenty of assets to liquidate in order to pay this loan in full. The only credit card debt I have is (approximately 7k) at a fixed rate of 4.99%.  I consolidated all of my cards with my fiance's (at the time) at this low guaranteed rate. I am currently paying it off at 300-400 per month. I estimate it will be zeroed out in 2-3 years. The original balance a year ago was 11,000. The only way the rate can increase is if I am late for a payment. In addition to my income (about 50k per year) my fiance' contributes to the household.  She is an actress, a member of Actors Equity, and performs all over the US in various venues.

My monthly budget:
 Income 4100 net
Mortgage/rent: $650
Insurance: $100
Car expenses: $287
Gas/Oil $180
Utilities: $125
Phone, cable, internet: $125
Food, entertainment: $450
Clothing, household expenses $150
Credit cards and other loan payments: $150 (minimum)
Other expenses: $100
Current Prosper loan $98
Total monthly expenses:
 Total $ 2,415

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417761
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 22.76%	Starting monthly payment:	$36.66

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1996	Debt/Income ratio:	10%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	20y 11m
Amount delinquent:	$312	Revolving credit balance:	$1,522	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	GJLENDING	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
to "reinvest in Prosper
Purpose of loan:
This loan is to reinvest in Prosper

My financial situation:
I am a good candidate for this loan because it will be reinvested in Prosper

Monthly net income: $ 4000

Monthly expenses: $
  Housing: $ 505
  Insurance: $ 189
  Car expenses: $ 150
  Utilities: $ 220
  Phone, cable, internet: $ 80
  Food, entertainment: $ 150
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 50
  Other expenses: 000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417763
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.25%	Starting monthly payment:	$282.56

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1992	Debt/Income ratio:	40%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	37	Length of status:	1y 4m
Amount delinquent:	$557	Revolving credit balance:	$26,785	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	stick1227	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?
Pay off credit cards
My financial situation:
I am a good candidate for this loan because?
because I always pay my bills
Monthly net income: $
4500
Monthly expenses: $
  Housing: $ 950
  Insurance: $ 100
  Car expenses: $ 660
  Utilities: $ 80
  Phone, cable, internet: $ 100
  Food, entertainment: $ 200
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 450
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417765
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1999	Debt/Income ratio:	36%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,355	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	2
Screen name:	kytilidie	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	640-660 (May-2009) 660-680 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Debt Consolidation
Purpose of loan:
This loan will be used to payoff my remaining credit card debt.

My financial situation:
I am currently serving in the United States Air Force. I have been enlisted for the past 6 years as an intelligence analyst. My job requires a Top Secret clearance to perform my daily duties. I am trusted with sensitive material to protect the well being of my country. I will take the same responsibility with those who help contribute to my loan. I am a Staff Sergeant E-5 which is my paygrade/rank. I am a newlywed and just celebrated my first anniversary in July. I have a daughter who is 4 months old. I will use the loan to consolidate two credit card balances.  I am current on all of my debt obligations and this is something that I take very seriously since it is a requirement of my clearance status for my job. I  re-enlisted back in 2006 for 6 years. My contract agreement expires in Feb 2012. I am a lifer and plan to serve for 25 years. My contract also includes a monetary bonus of $1650/annually, which I recieve every July. I thank you for viewing my listing and thank all who contribute in advance. If you have any questions or concerns, or need additional information, feel free to ask. I will respond at my earliest convience.

Monthly net income: $ 4167/month

Monthly expenses: $ 2505/month
  Housing: $ 920/month
  Insurance: $ 160/month
  Car expenses: $ 500/month
  Utilities: $ 0
  Phone, cable, internet: $ 125/month
  Food, entertainment: $ 200/month
  Clothing, household expenses $ 200/month
  Credit cards and other loans: $ 300/month
  Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417771
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.48%	Starting borrower rate/APR:	31.48% / 33.88%	Starting monthly payment:	$778.79

Auction yield range:	14.27% - 30.48%	Estimated loss impact:	15.40%
Lender servicing fee:	1.00%	Estimated return:	15.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1999	Debt/Income ratio:	45%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$31,823	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unforgettable-exchange	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating and paying off debt
Purpose of loan:
This loan will be used to consolidate so debt that has accrued. I plan on negotiating the amount of my debt down by paying that negotiated amount in full.

My financial situation:
I am a good candidate for this loan because I have a stable job that I have been at for almost five years. My job is very secure and I work for a very successful company. Despite some issues I've had in the past, I am a responsible person and look forward to paying off a personal loan in a few years. I plan on doing an automatic debit each month to repay the lender. I just moved in with some family members in hopes of saivng money and paying down my debts as soon as possible.

Monthly net income: $ 3100.00

Monthly expenses: $
  Housing: $ 0.00
  Insurance: $ 88.00
  Car expenses: $ 240.00 (car will be paid off in 5 months)
  Utilities: $ 0.00
  Phone, cable, internet: $ 60.00
  Food, entertainment: $ 200.00
  Clothing, household expenses $ 100.00
  Credit cards and other loans: $ 900.00
  Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417775
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.30%	Starting borrower rate/APR:	18.30% / 20.51%	Starting monthly payment:	$798.67

Auction yield range:	17.27% - 17.30%	Estimated loss impact:	18.96%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1998	Debt/Income ratio:	47%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	20 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$33,079	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	urbane-value	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417777
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.47%	Starting borrower rate/APR:	12.47% / 14.61%	Starting monthly payment:	$334.39

Auction yield range:	4.27% - 11.47%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1998	Debt/Income ratio:	32%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	17 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$10,021	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	legs	Borrower's state:	California	Borrower's group:	Public School Teachers
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	48 ( 100% )	760-780 (Latest)
Principal borrowed:	$31,000.00	< mo. late:	0 ( 0% )	780-800 (Jul-2008) (Apr-2006)
Principal balance:	$14,847.82	1+ mo. late:	0 ( 0% )
Total payments billed:	48
Description
Paying off debt!!!
Purpose of loan:
This loan will be used to?
consolidate debt after purchasing a home and using what credit I had to improve the house and pay the bills.  Getting back on my feet and taking care of business!

My financial situation:
I am a good candidate for this loan because?
Pay loans monthly and on time.  Never been late on a Prosper payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417781
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,672.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$301.81

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1984	Debt/Income ratio:	21%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	9y 9m
Amount delinquent:	$0	Revolving credit balance:	$8,156	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Fehu	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	0 ( 0% )	540-560 (Jun-2008) 520-540 (Dec-2007)
Principal balance:	$1,371.60	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Eyes on the Goal Day Spa Open
" Obstacles are frightful when you take your eyes off the goal."
?Respect for self; Respect for others; and Responsibility for all your actions."

Purpose of loan: This loan will be used to pay off one high interest credit card 2,900 @ 27%, Pay off my current Prosper loan  of 1,371.60 ( As promised to my lenders I have kept the loan for over 1 yr. and never been late or missed a payment), and purchase a building sign for my Day Spa I have opened @ 2,400.

The importance of the illuminated sign on the front of the building: Our strip mall sits off the roadway and the city does not allow signage at the road. Therefore it is important to have a large sign on the building so it is visible from the roadway. i counted one day 53 cars pass by in 3 minutes. This is a huge market we are missing.

My financial situation: I am a good candidate for this loan because? I am a responsible business woman with 30 yrs. of successful business experience. I have a great job I have been at for 9 years with a good income. I pay my bills on time. My Credit scored are going up. No late payments on any of my bills.

Monthly net income: $ 3,166
Monthly expenses:
Housing: $ 850
Insurance: $ 100
Car expenses: $ 300
Utilities: $ 400
Phone, cable, internet: $ 150
Food, entertainment: $ 400
Clothing, household expenses $ 60
Credit cards and other loans: $ 300
Other expenses: $ 0

The Day Spa is currently paying the lease, product and electricity for the facility. My goals a year ago were to improve credit scores and open my Day Spa without debt. I have managed to do that all except the lease and general overhead for product. I am proud to say I have 5 part time employees. I have created jobs!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417783
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1998	Debt/Income ratio:	27%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	2y 3m
Amount delinquent:	$193	Revolving credit balance:	$2,071	Occupation:	Clerical
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	103%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	diverse-affluence	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to assist in funding my education. I have a chance to complete my education at night, and I am thrilled.

My financial situation:
I am a good candidate for this loan because I am financially stable to pay back this loan. Right now, I am trying to pursue my dreams of completing my Bachelor?s degree. I have a year and a half left and I will be finished. I have saved over $3,000 to handle some of my education, but I did not qualify for much financial aid. I pay my bills on time, and I budget all of my spending. This has been my dream for a few years to go back to school, and now I have the opportunity. Monthly net income: $ 2,750

Monthly expenses: $
  Housing: $ 600
  Insurance: $ 100
  Car expenses: $ 400
  Utilities: $ 200
  Phone, cable, internet: $ 100
  Food, entertainment: $ 200
  Clothing, household expenses $ 150
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417785
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1986	Debt/Income ratio:	73%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	12y 4m
Amount delinquent:	$0	Revolving credit balance:	$17,701	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	nimble-generosity	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off all my bills
Purpose of loan:
This loan will be used to? first to pay off my 401k loan to get back to making the full amount again and paying my 4 credit cards off

My financial situation:
I am a good candidate for this loan because?no matter how strapped i am i continue to make all my payments on time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417787
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1998	Debt/Income ratio:	9%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	27y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,350	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	jjamster03	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
closing cost ,new home
Purpose of loan:
This loan will be used to? closing cost,new home

My financial situation:
I am a good candidate for this loan because? I have had some delinquent accounts in the past. I filed for chapter 13 in 2002. I was discharged 01/2008. as of this date i have two credit cards accounts ,balance for both under 1,000.  I am also preaproved for a home mortgage loan of $200.000.....

Monthly net income: $ 2,690

Monthly expenses: $
  Housing: $ 700
  Insurance: $ 0,00
  Car expenses: $ 50.00
  Utilities: $ 65.00
  Phone, cable, internet: $ 100.00
  Food, entertainment: $ 100.00
  Clothing, household expenses $ 100.00
  Credit cards and other loans: $ 50.00
  Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417789
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$228.52

Auction yield range:	8.27% - 15.00%	Estimated loss impact:	8.84%
Lender servicing fee:	1.00%	Estimated return:	6.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2000	Debt/Income ratio:	24%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	3y 9m
Amount delinquent:	$9,185	Revolving credit balance:	$201	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	joshp20	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 100% )	780-800 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	600-620 (Feb-2008) 620-640 (Nov-2007) 600-620 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Final Consolidation
Purpose of loan:
This loan will be used to pay off my Citi Financial loan.  I currently have an interest rate of 16.5% and I would like to lower that to around 10%.

My financial situation:
I am a good candidate for this loan because I have used prosper before and I have never missed a payment.  I am positive on my net income and I have 0 credit card debt.  I am looking to improve my credit score so I can refinance my house in about a year.  I am also a lender and have helped others get loans on this site.

Monthly net income: $ 4000

Monthly expenses: $
  Housing: $ 1584
  Insurance: $ 80
  Car expenses: $ 350
  Utilities: $ 120
  Phone, cable, internet: $ 25
  Food, entertainment: $ 300
  Credit cards and other loans: $ 0 after this consolidation
  Misc expenses: $ 1004000 ? 2559 = $1,441 left after expenses
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417791
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1979	Debt/Income ratio:	60%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$73,687	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	104%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	green-graceful-asset	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay bills
Purpose of loan:
This loan will be used to? pay down some store credit cards with high interest rates and have one payment with a desire to be debt free in 5 years or less.
My financial situation:
I am a good candidate for this loan because? I have an excellent credit history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417793
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1999	Debt/Income ratio:	43%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,245	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	librarian78	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	34 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,850.00	< mo. late:	0 ( 0% )	600-620 (May-2008) 520-540 (Dec-2006)
Principal balance:	$885.44	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
New Grad Seeks Support for Job Hunt
I am a newly graduated library science student living in the Bay Area, CA. After 2.5 years of hard work, I have completed the coursework to earn my Master's degree, and am excited to start my career as a librarian.

I am hoping to secure a loan to cover basic living expenses as I search for a full-time career position. During my job hunt, I will support myself through temp work and waitressing. However, I anticipate that temp and restaurant work may be scarce during these rough economic times, and would like to have back-up funds to ensure rent gets paid. In addition, my boyfriend and I plan to move to a lower-rent apartment this summer, and the loan would help facilitate that move (i.e., security deposit and truck rental).

I have been a member of Prosper since December 2006, and have received two loans: One paid off in full ($2,550) and one active ($1,300). I have made a total of 34 loan payments, and every payment has been on time and in-full. My experience with Prosper and its lenders has been wonderful. During the processes of getting my first two loans funded, I was impressed by the kind support and encouragement of the Prosper community.

Years of working for non-profit organizations and supporting myself through school have left me with some large debts, hence my HR rating. However, I am very responsible about paying my debts on time and pride myself on being a responsible borrower. Please feel free to ask me any questions or request more information. Thank you for looking at my listing!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417795
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1989	Debt/Income ratio:	87%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	23	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$17,377	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	knowledgeable-capital	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment property in Monroe
Purpose of loan:
This loan will be used to purchase some rental property

My financial situation:
I am a good candidate for this loan because I pay all my bill on time. Also the rental income will cover the repayment of the loan. I do own my principle residence, but the loan is in my wife's name, SS was not approved yet. Three of our four children are grown and out of the house. Our debt to income is low because of college expenses, for our children. Our bankruptcy in 2003 was due to my injury and not being able to work. We were forced to live on my wifes income untill last year, when my disabilty case was finnally settled.

Monthly net income: $4323

Monthly expenses: $
  Housing: $ 1306
  Insurance: $130
  Car expenses: $325
  Utilities: $ 150
  Phone, cable, internet: $ 160
  Food, entertainment: $ 500
  Clothing, household expenses $ 100
  Credit cards and other loans: $500
  Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417797
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1985	Debt/Income ratio:	69%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	24 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	80	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$55,330	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	Smith247	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008)
Principal balance:	$1,442.93	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Consolidating High Interest Cards
Purpose of loan:
This loan will be used pay off small balances with high rates

My financial situation:
I am a good candidate for this loan because I have had a Prosper Loan for over a year and made every payment on time.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417803
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,321.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$195.46

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1989	Debt/Income ratio:	18%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	46	Length of status:	9y 1m
Amount delinquent:	$11,359	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	38	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	ZANTHONYS_MOM	Borrower's state:	Missouri	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF FINAL CREDIT CARD
Purpose of loan:
My financial situation:
1.  I would use a new Prosper loan to pay off my last credit card (29% interest), obtain a lower monthly payment, and save money.I would have it taken directly out of my account on said date each month.
2.  It would help me to rebuild my credit to a higher score.
3.  I would prefer providing a nice rate of return to Prosper investors than to credit card/loan companies and subsequently establish myself as a quality Prosper borrower.  I am worthy of the loan because even though I had some trouble over the last couple of years with medical expenses, etc., I never considered bankruptcy, and never gave up.  I have become very frugal with household expenses, reduced my child care costs, etc. to save money each month.  I believe that I have worked for too many years to establish a solid credit history to turn back now.  I am committed to fulfulling all of my financial obligations and getting my credit rating back to what it ws before my troubles started.  I recently received a promotion which generated a significant salary increase and I believe that I am on my way.
4.  I would like to be a quality borrower and when I am able, I would like to become a lender and take advantage of these fantastic rates of return myself.

Monthly net income: $ 4283.00

Monthly expenses: $
 Housing: $ 1190.74    Insurance: $  140.00 Utilities:
 Phone, cable, internet: $ 0.00 included in above utilities
 Food, entertainment: $ 250.00
 Clothing, household expenses $ 250.00
 Other expenses: $ 417.00 car
I would like to pay off my last credit card $4321 with a Prosper loan.  The current payment is $272.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417805
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1993	Debt/Income ratio:	22%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,337	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	7
Screen name:	return-axis	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Support to grow company
Purpose of loan:
This loan will be used to provide financial capital for business expenses during our non-seasonal time period which is two months

My financial situation is excellent.
I am a good candidate for this loan because, i have been a successful business owner for the past 6 years with profits and continue growth each year and we have proven that success.

Monthly net income: 6000$

Monthly expenses: $
??Housing: 1150.00$
??Insurance: 100.00$
??Car expenses: $
??Utilities: 200.00$
??Phone, cable, internet:150.00 $
??Food, entertainment: 300.00$
??Clothing, household expenses $
??Credit cards and other loans: 1000.00$
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417807
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-2007	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	0 / 0	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Jspin3	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
First month school living expenses
Purpose of loan:
This loan will be used to cover the cost of a new car to get to school, insurance, gas, rent and food costs until the overage from my tuition loan is disbursed to me 3 weeks into the semester

My financial situation:
I will be able to pay the full amount +interest back in full as soon as I receive my overage from the school from an unsubsidized Stafford Loan that I have already secured

Monthly net income: $
currently unemployed, moving to a new state for school and will be searching for a job there

Monthly expenses: $
  Housing: $ 400
  Insurance: $ 150
  Car expenses: $ unknown
  Utilities: $ 25
  Phone, cable, internet: $ 25
  Food, entertainment: $ 200
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 0
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417809
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.55%	Starting borrower rate/APR:	24.55% / 26.85%	Starting monthly payment:	$988.06

Auction yield range:	8.27% - 23.55%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1996	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	12y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,365	Occupation:	Other
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	24%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	silver-healer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Alternative Energy Company (Wind)
We are seeking additional funding for an innovative and unique alternative energy company. Our company manufactures and distributes wind turbines catered for residential and small business use. Currently we have 1500 invoices from potential buyers that we are fully willing to furnish to anyone interested in investing in this unique business venture. Along with providing our current invoices, we are willing to supply any additional documentation a potential investor may require. The funds we seek will be serving the purpose of allowing us to fulfill all of our current orders. This is certainly a promising investment that has a considerably low possibility of default, being that orders are already in hand and just need to be fulfilled. We hope that anyone interested in becoming involved in such a company would contact us. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417811
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1984	Debt/Income ratio:	11%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	39	Length of status:	2y 5m
Amount delinquent:	$23,918	Revolving credit balance:	$52,781	Occupation:	Scientist
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	90%	Stated income:	$100,000+
Delinquencies in last 7y:	13	Homeownership:	Yes
Inquiries last 6m:	12
Screen name:	top-vigilance-resonance	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Beautiful Day Spa needs money
Purpose of loan:
This loan will be used for advertising/marketing, working capital, a new sign, and minor renovations.
My financial situation:
I am a good candidate for this loan because business I have been in business almost two years and the business is making money and continuing to grow.  I also have a full-time job and do not rely on the business for income.
Monthly net income: $6500
Monthly expenses: $ 3000
  Housing: $ 2000
  Insurance: $ incl
  Car expenses: $ 50
  Utilities: $ 100
  Phone, cable, internet: $ 100
  Food, entertainment: $ 200
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417813
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1992	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$297,082	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	new-sophisticated-credit	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working capital
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
We are a company that has strong sales but our credit line has been reduced with our main vendor due to the recession.  When need more working capital to purchase raw materials to fill existing orders.
Monthly net income: $

Monthly expenses: $
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417815
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	19.52%	Starting borrower rate/APR:	20.52% / 22.76%	Starting monthly payment:	$935.73

Auction yield range:	8.27% - 19.52%	Estimated loss impact:	6.65%
Lender servicing fee:	1.00%	Estimated return:	12.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1991	Debt/Income ratio:	Not calculated
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,486	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cerebral-cash	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Land
Purpose of loan:
This loan will be used to purchase ~8 acres of vacant land upon which I intend to build a house.

My financial situation:
I am a good candidate for this loan because I have a very good credit history. I intend to continue my good credit history. I have stable income. I am a partner in a law firm and an owner of a another small business. Both businesses are prospering despite this economy. I have a contract to purchase this land by December 1. I need additional cash to do so. Land values in Tompkns County, NY are very stable.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417821
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.17%	Starting borrower rate/APR:	26.17% / 28.49%	Starting monthly payment:	$363.43

Auction yield range:	11.27% - 25.17%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1993	Debt/Income ratio:	8%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	16y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	19	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Vince4334	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	720-740 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	680-700 (Mar-2008)
Principal balance:	$5,706.16	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Loan to pay off medical bills
Purpose of loan:
This loan will be used to consolidate and pay outstanding medical bills.

My financial situation:
I am a good candidate for this loan because I make an excellent salary and don't have any major financial obligations. I make $100k per year. Monthly net income: $5,000.  I have an existing Prosper loan that I have been paying off in a timely manner for over a year now (never missed a payment, never late either).

Monthly expenses: $
  Housing: $1,300
  Insurance: $200 (health and life insurance)
  Car expenses: $480 (including insurance and gas)
  Utilities: $150
  Phone, cable, internet: $200
  Food, entertainment: $500
  Clothing, household expenses $200
  Credit cards and other loans: $1200
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417823
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.05%	Starting borrower rate/APR:	19.05% / 21.27%	Starting monthly payment:	$121.05

Auction yield range:	8.27% - 18.05%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1991	Debt/Income ratio:	11%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	18y 6m
Amount delinquent:	$0	Revolving credit balance:	$34,082	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	maxion	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,800.00	< mo. late:	0 ( 0% )	700-720 (Jul-2008)
Principal balance:	$1,971.52	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying for my share of Freshmen yr.
Purpose of loan:
This loan will be used to pay my share of my son's first year of school at Milwaukee School of Engineering (MSOE) I got divorced and my sons mother cashed in the mutual fund we had for our childrens education. Now she is asking me for help in paying the first year. I am using prosper to fund this loan because I believe in peer to peer lending (I am a lender also) and I am in a time crunch as school starts in late August and the tuition is due three weeks after t

My financial situation:
I am a good candidate for this loan because I just got a large raise along with a promotion.

Monthly net income: $ 5800.00

Monthly expenses: $
  Housing: $ 1450
  Insurance: $ 120
  Car expenses: $ 90
  Utilities: $ 200
  Phone, cable, internet: $ 120
  Food, entertainment: $ 60
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 750
  Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417825
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-2001	Debt/Income ratio:	62%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,420	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	lilang103103apg	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	700-720 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	680-700 (May-2009) 700-720 (May-2008)
Principal balance:	$4,596.69	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying for student loans
Purpose of loan:
This loan will be used to?
To help me pay off student loans and help me with some other debts. I am a single mother and want to better myself for him get my debts taken care of.
My financial situation:
I am a good candidate for this loan because?
I am always on top of my payments. Make them ahead or on time. I am reliable and very independant

Monthly net income: $
650.00
Monthly expenses: $
  Housing: $ 575
  Insurance: $ 0
Car expenses: $ 0
  Utilities: $ 0

  Phone, cable, internet: $ 80
  Food, entertainment: $ 100
  Clothing, household expenses $ 50 to 100
  Credit cards and other loans: $ 8000
  Other expenses: $ I pay for rent and a cell phone, food for me and my son same as clothes. I have one check for rent and the other is for bills and free time things. I am very resposible and mange my money and bills. I want to clear the debt and just have one payment not 3
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417827
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$247.03

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1990	Debt/Income ratio:	44%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	10y 11m
Amount delinquent:	$0	Revolving credit balance:	$37,281	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	intelligent-income	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay high rate cards and dental bill
Purpose of loan:
This loan will be used to pay two credit cards that had their rates increased, even without ever being late or just the minimum paid.  It will also pay the dental work my daughter (pictured) had done (root canal and crown).
My financial situation:
I am a good candidate for this loan because I am a fanatic about paying my bills!  I gotten a part time position to make sure this additional monthly expense won't be a problem. Although it doesn't show in my income, I am in a long-term relationship and he contributes $2000 monthly to the household expenses.  To me, it is far more important that I meet all my obligations than what my debt-to-income ratio is.  Most of my debt is due to paying all I could on my daughters' college educations, which is thankfully complete.
I have tried to instill that 'rule' to my daughters--to be responsible and pay your debts--and I lead by example.  I would love to have friends/family bid but none live in states that qualify. Take a chance on me and you won't regret it!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417829
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$743.27

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-2000	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$4,905	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	39%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	trade-burst	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PET Store Rebanding and Expansion
Purpose of loan:
Our current business name is Premier Pets and has been in business for 4 years. I purchased the business in Feb 2009 because it was doing around $500k per year in gross sales and decent cashflow. I knew I could increase sales and the overall client base if only I had the right image and location. Thus, rebanding the name to Hollywood Premier Pets and expaning the current location from 1800 sq ft to 2500 sq ft. The new location will have a 1920's Hollywood art deco look and feel. However in the middle of construction and fixture development, our lender backed out of the loan/lease. Feel Free to check out our website www.hollywoodpremierpets.com or call me with any questions. Looking forward to your help.

My financial situation:
I am a good candidate for this loan because the business is profitalbe and has decent cash flow

Monthly net income: $5k to $10

Monthly expenses: $
  Rent: $4100
  G&A: $8900.00
  Payroll $30000.00
  COGS $15000.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417833
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,800.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.79%	Starting borrower rate/APR:	28.79% / 31.15%	Starting monthly payment:	$242.39

Auction yield range:	11.27% - 27.79%	Estimated loss impact:	10.70%
Lender servicing fee:	1.00%	Estimated return:	17.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1990	Debt/Income ratio:	33%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$49,264	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	trustworthy-trade	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying bill/put away
Purpose of loan:
This loan will be used to? Pay some bills and put some away.

My financial situation:
I am a good candidate for this loan because? I have excellent credit, owned my home for 14 years, never defaulted on any loan or any bills.

Monthly net income: $ 4500.00

Monthly expenses: $
  Housing: $ 1096.00
  Insurance: $ 67.00
  Car expenses: $ 65.00
  Utilities: $ 100.00
  Phone, cable, internet: $44.00
  Food, entertainment: $ 125.00
  Clothing, household expenses $100.00
  Credit cards and other loans: $ 15000.00
  Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417835
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.27%	Starting borrower rate/APR:	15.27% / 17.44%	Starting monthly payment:	$86.99

Auction yield range:	14.27% - 14.27%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1995	Debt/Income ratio:	57%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	26	Length of status:	0y 4m
Amount delinquent:	$70	Revolving credit balance:	$6,405	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	stable-community	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Debt
Purpose of loan:
This loan will be used to consolidate my credit card and misc. debt such as doctors bills

My financial situation:
I am a good candidate for this loan because I can and will pay my bill on time all the time until it is paid off.

Monthly net income: $ 1,400.00

Monthly expenses: $
  Housing: $ 450
  Insurance: $ 150
  Car expenses: $ 60 + gas (varies)
  Utilities: $ 50
  Phone, cable, internet: $ 9
  Food, entertainment: $ 125
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 250
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417837
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$424.52

Auction yield range:	11.27% - 29.00%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-2004	Debt/Income ratio:	34%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,920	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sunny63	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	740-760 (Latest)
Principal borrowed:	$4,300.00	< mo. late:	0 ( 0% )	700-720 (Oct-2008) 700-720 (Dec-2007)
Principal balance:	$2,247.18	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Please help me be debt free!
Purpose of loan:
I will be using this loan to consolidate two high interest credit cards.  With this loan I will be able to continue my plan of becoming debt free and not using anymore revolving debt.

My financial situation:
I have a good credit history and will pay this loan back with no problem.  I have just started a new stable job making more money with a very good company.  My spouse also has worked at their job for 2 and a half years.

Monthly net income: $ 2100 plus my spouses income of $2800 per month. In addition rental income of $756.00 monthly.

Monthly expenses:  These expenses are for my household not just myself.
  Housing: $ 1007.00
Insurance: $ 140.00
Car expenses: $ 257.00
Utilities: $ 100.00
Phone, cable, internet: $ 130.00
Food, entertainment: $ 300.00
Clothing, household expenses $ 0.00
Credit cards and other loans: $ 600.00
Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417839
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.05%	Starting borrower rate/APR:	20.05% / 22.29%	Starting monthly payment:	$223.13

Auction yield range:	8.27% - 19.05%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1990	Debt/Income ratio:	37%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,442	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	28	Homeownership:	No
Inquiries last 6m:	0
Screen name:	worth-revelry	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off 3 Credit Card Bills
Purpose of loan:
This loan will be used to pay off 3 credit card bills.  I am trying to pay down all of my credit cards and only use credit cards when I am able to pay the balance in full each month.

My financial situation:
I am a good candidate for this loan because in the last few months, I have paid off my house (yes, I do not have a mortgage or rent).  And I am now working to pay off other debts.  Currently the only credit card that is being used, and I pay it off in full each month is a credit card my daughter uses for gas, etc.  It only has a $500 limit.

Monthly net income: $ 3,700

Monthly expenses: $2900
  Housing: $ 0  (my house is owned free and clear)
  Insurance: $ 300
  Car expenses: $ 500
  Utilities: $ 300
  Phone, cable, internet: $ 100
  Food, entertainment: $ 500
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 600
  Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417841
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	4.27% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2000	Debt/Income ratio:	24%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,112	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	36%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mja	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	720-740 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	700-720 (May-2009) 660-680 (Sep-2008) 660-680 (Jul-2008) 680-700 (Sep-2007)
Principal balance:	$1,255.64	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Help Me get a leg up!
Purpose of loan:
This loan will be used to consolidate some debt.

My financial situation:
I am a good candidate for this loan because I  am very responsible, and have the income to pay back the loan.

Monthly net income: $ 2000

Monthly expenses: $
  Housing: $ 200- live with parents
  Insurance: $ 0
  Car expenses: $ 0
  Utilities: $ 0
  Phone, cable, internet: $ 0
  Food, entertainment: $ 300
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 300

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417845
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.51%	Starting borrower rate/APR:	20.51% / 23.01%	Starting monthly payment:	$56.14

Auction yield range:	8.27% - 19.51%	Estimated loss impact:	6.95%
Lender servicing fee:	1.00%	Estimated return:	12.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-1990	Debt/Income ratio:	51%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	14y 7m
Amount delinquent:	$0	Revolving credit balance:	$32,842	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	nexus2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
School expenses for sons
Purpose of loan:
This loan will be used to? buy school clothes and supplies for my sons; one will be a HS Freshman who is an avid soccer player and the other will be in 8th grade.

My financial situation:
I am a good candidate for this loan because? I am current with all of my financial obligations and believe that paying one's obligations is a definite must.  I am currently making a concentrated effort to reduce my debt (hoping to be debt free in the next few years) and increase my credit score.

Monthly net income: $ 6886     Including spouses income

Monthly expenses: $ 4000
  Housing: $ 1267
  Insurance: $ 300
  Car expenses: $0
  Utilities: $300
  Phone, cable, internet: $ 150
  Food, entertainment: $ 300
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 1633
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417847
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.42%	Starting borrower rate/APR:	10.42% / 12.53%	Starting monthly payment:	$116.87

Auction yield range:	4.27% - 9.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2005	Debt/Income ratio:	25%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$97	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	AnGeL_LoVeR	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	8 ( 100% )	720-740 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	720-740 (Jun-2008) 700-720 (Feb-2008) 700-720 (Nov-2007) 700-720 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Need to pay off high interest rates
About Me
Fist of all I would like to say that this would be my third loan through prosper and I have paid ALL three past loans off completely.
I am currently employed Full Time at a major Laboratory located in Spokane, WA. I have been employed with this company for over 5 years.  I was out of work for 8 weeks due to breaking my right arm & hand. I was unable to perform my daily tasks due to the type of casting I was given. In the time I was out of work, I had to obtain a few personal / bank loans just to get by due to not having income for that period of time. I would really like the chance to pay off all the loans I currently have and turn everything into one monthly affordable payment. I do live with my fianc?, although, he just found new full time employment. He lost his last job due to business closure.

Monthly income:$2,100 (Using only my income)
Housing: $ 693 (includes mortgage, tax and home owners insurance)
Insurance: $ 60 (auto)
Car expenses: $ 70 (gas and misc. /no car payment)
Utilities: $ 155 (comfort level billing)
Phone, cable, internet: $ 120
Food, entertainment: $  200
Clothing, household expenses $ 150
Credit / Personal Loans: $ 300

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417849
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-1985	Debt/Income ratio:	28%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	13y 11m
Amount delinquent:	$0	Revolving credit balance:	$15,585	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	MAP	Borrower's state:	Nebraska	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	41 ( 100% )	620-640 (Latest)
Principal borrowed:	$4,200.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008) 640-660 (Feb-2008) 660-680 (Aug-2006) 620-640 (Jul-2006)
Principal balance:	$1,879.35	1+ mo. late:	0 ( 0% )
Total payments billed:	41
Description
Paying for College
Purpose of loan:
This loan will be used to pay for continuing education classes.

My financial situation:
I am a good candidate for this loan because I have paid off one Prosper loan and have never been late.

Monthly net income: $ 2.500

Monthly expenses: $
  Housing: $ 555
  Insurance: $ 120
  Car expenses: $ 20
  Utilities: $ 250
  Phone, cable, internet: $ 50
  Food, entertainment: $ 50
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 250
  Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417853
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1977	Debt/Income ratio:	81%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,708	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	49%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	likeable-silver	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off cards & buy school supply
Purpose of loan:
This loan will be used to? pay off credit cards and buy school supplies for my 2 boys.  I have always strived to provide for my children the best that I can  since my daughter passed in 2001 and I feel like I deserve this to provide for my boys.  I would love to get credit cards paid off before the rates go up in 2010.  I need to do this to better my family and our financial situation.

My financial situation:
I am a good candidate for this loan because? I have a good great score and I have a secure job.  I work for the school system and kids will always have to go to school.  I am a christian and always pay my bills.  My husband also works full time so paying back this loan is not a problem.  I put this loan only in my name so that my husband would not have to stress any more than he does.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417857
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	10 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	31	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$17,389	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wampum-heaven5	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Double earnings for successful bus.
Purpose of loan:
This loan will be used to? continue 2 new locations for a business that I recently became involved with, that is government approved and is providing jobs in the local community.  I am earning over 100% return and the 2 new locations have been offered to me, because of the success experienced and the way I am running the businesses.  With the 2 new locations, I will be able to provide more jobs and service.  I will also earn more income.  I need the $15,000 to take this opportunity and have inventory to start up.

My financial situation:
I am a good candidate for this loan because?
in my 58 years, I have NEVER been late paying any of my bills.  I consider my word to be the most important thing I have.  I am very conservative with spending money and before I make an investment, I discuss this with bible believing friends who I pray with.
Monthly net income: $ 5000 without the busines.  With the business, $10,000.

Monthly expenses: $
  Housing: $ 500
  Insurance: $ 300
  Car expenses: $ 100
  Utilities: $ 125
  Phone, cable, internet: $ 50
  Food, entertainment: $ 100
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 1800
  Other expenses: $ n/a
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417859
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	2 / 1	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	13	Length of status:	11y 0m
Amount delinquent:	$1,520	Revolving credit balance:	$620	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	2
Screen name:	greenback-pine	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? Paying off my credit cards and medical bills

My financial situation:
I am a good candidate for this loan because? I'm got my real estate license

Monthly net income: $ 2,800.00

Monthly expenses: $
  Housing: $ 750.00
  Insurance: $ 180.00
  Car expenses: $ 140.00
  Utilities: $ 150.00
  Phone, cable, internet: $ 95.00
  Food, entertainment: $ 150.00
  Clothing, household expenses $ 250.00
  Credit cards and other loans: $ 140.00
  Other expenses: $ 350.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417863
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1997	Debt/Income ratio:	13%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,318	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	durable-principal	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off high interests cards all at once... baby on the way with one already, and one bill would be nice instead of multiple bills!  i can assure you you will be paid on time everytime! I Promise there will be no issues with me, it would be nice to pay everything off in 3 to 5 years.

My financial situation:
I am a good candidate for this loan because? I am a valuable worker at JCI that is highly needed, been at my job for 8 years and plan to retire from here. It would really help us out, again, nothing to be worried if you lend to me. thank you

Monthly net income: $ 4966

Monthly expenses: $
  Housing: $ 1422
  Insurance: $ 16.58
  Car expenses: $ about 200 for gas
  Utilities: $ 323
  Phone, cable, internet: $ 183
  Food, entertainment: $ roughly 400 to 500
  Clothing, household expenses $ 100
  Credit cards and other loans: $ about 350
  Other expenses: $ 0.00

Thank you for looking at my listing!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417865
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	24.02%	Starting borrower rate/APR:	25.02% / 27.33%	Starting monthly payment:	$198.85

Auction yield range:	8.27% - 24.02%	Estimated loss impact:	7.07%
Lender servicing fee:	1.00%	Estimated return:	16.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1983	Debt/Income ratio:	21%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	10y 5m
Amount delinquent:	$0	Revolving credit balance:	$24,605	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Giantsguy	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	660-680 (Jan-2008)
Principal balance:	$812.90	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Update--2nd Loan and a Great Payer
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
I have a good income and this would be my second Prosper Loan. I've never once been late w/ a payment. I have two kids who are excellent students and for the first time I'll have an overlap with college--one will be a senior and one a freshman--and I'd like to pay down a few tiny cards and have a bit for each school and the gajillion things needed for both of them to go, including an inexpensive car for the younger one. She's putting down half for a $3000 car from a relative.  I have a long and excellent work history, just always have struggled w/ having available 'cash'.

Monthly net income: $ 6360  ($5160 is mine, the rest is my wife's)

Monthly expenses: $ (About $300 a month will be gone if I get this loan)
  Housing: $ 990
  Insurance: $ 300
  Car expenses: $ 1035
  Utilities: $ 360
  Phone, cable, internet: $ 190
  Food, entertainment: $ 900
  Clothing, household expenses $ 150
  Credit cards and other loans: $ 1010
  Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417869
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.42%	Starting borrower rate/APR:	10.42% / 12.53%	Starting monthly payment:	$97.39

Auction yield range:	4.27% - 9.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1994	Debt/Income ratio:	17%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	10 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,028	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	architect49	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because I have done this in the past and am on time with my payments.

Monthly net income: $ 45,000

Monthly expenses: $
  Housing: $ 0
  Insurance: $ 85
  Car expenses: $ 250
  Utilities: $ 0
  Phone, cable, internet: $ 48
  Food, entertainment: $ 300
  Clothing, household expenses $ 100-200
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417871
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$572.86

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1983	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$228,167	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	reward-amigo	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off High Rate Cards
Purpose of loan:
Need to replace a higher interest rate credit card. I have one lender on a card that obviously wants me to pay them off as they have increased the rate through the roof.  I'll be happy to close that account with these funds.

My financial situation:
$160,000 of my  listed "revolving" debt is actually mortgages on income properties that are leased to long term tenants. Both with less than 65% total debt to value ratios.  I pull $120,000 a year from my business and have a $4300 monthly mortgage and about $1800 in other obligations.

My credit score is lower than I'd like only because credit card companies have lowered available credit to just above outstanding balances.  This ratio is impacting my score.

Never late with a payment, ever.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417875
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	25	Length of status:	4y 1m
Amount delinquent:	$41	Revolving credit balance:	$1,992	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	3
Screen name:	unabashed-duty	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trailer for new business
Purpose of loan:
This loan will be used to purchase a trailer for a new business in Austin.

My financial situation:
I am a good candidate for this loan because I make enough money from my other business to cover payments until the loan is paid off in full.  I currently work as a dog trainer and my partner and I will be opening the Austin's first trailer based dog training/pet sitting business.  I also own a pet sitting business in Brooklyn, NY called Petato (www.petato.com) which has been in operation since 2005, and currently grosses $200,000 a year.

Monthly net income: $ $3500

Monthly expenses: $
  Housing: $ $535
  Insurance: $
  Car expenses: $ 400
  Utilities: $ 200
  Phone, cable, internet: $ $110
  Food, entertainment: $ 200
  Clothing, household expenses $ $100
  Credit cards and other loans: $ 400
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417881
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$217.73

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1999	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,525	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	heavenly-cash	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Making debt less worrisome
Purpose of loan:
This loan will be used to...
Pay off all my credit card debt.  I wish to reduce the interest I am paying.

My financial situation:
I am a good candidate for this loan because?
I am very deliberate on making payments and paying on time.  I work 2 or more jobs so I am assured that I meet payments -- I more often pay more than the minimum amount.  I am very responsible and wish to maintain a good-to-excellent credit score for a peace-of-mind.   Now, I only buy (with cash) what is necessary, and occasionally "treat" myself and my husband.  I am building savings.

How I got credit card debt:
I had quickly incurred such a high debt-radio over a relatively short period when I lost one of my higher paying jobs, moved out of an unstable housing arrangement (had to get a lawyer), and used credit to buy food.  I also recently married, so this financial situation is a stressful issue in our relationship.  Fortunately my husband has been very understanding and patient with me.   It is my own personal debt, so I'm taking steps to consolidate.

Monthly net income: $ 3000

Monthly expenses: $ 2075
  Housing: $ 925
  Insurance: $ 250
  Car expenses: $ 250
  Utilities: $ 50
  Phone, cable, internet: $ 100
  Food, entertainment: $ 50
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 400
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417883
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$312.70

Auction yield range:	17.27% - 33.00%	Estimated loss impact:	19.95%
Lender servicing fee:	1.00%	Estimated return:	13.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1997	Debt/Income ratio:	19%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$591	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	gellin007	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan Request 7/22/09
Purpose of loan:
This loan will be used to finish costly home improvements

My financial situation:
I am a good candidate for this loan because I own my home and have a full-time job

Monthly net income: $ 3000

Monthly expenses: $ 2800
  Housing: $ 600
  Insurance: $ 250
  Car expenses: $ 150
  Utilities: $ 250
  Phone, cable, internet: $ 250
  Food, entertainment: $ 300
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 500
  Other expenses: $ 300
Information in the Description is not verified.